Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Fortunato Villamagna, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K of Northumberland Resources Inc. for the year ended December 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Northumberland Resources Inc.

April 11, 2014

/s/ Fortunato Villamagna

Fortunato Villamagna President, Chief Executive Officer and Director

(Principal Executive Officer)